Exhibit 99.1

*** NEWS RELEASE ***

TO:	All Area News Agencies

FROM:	First Commonwealth
Financial Corporation

DATE:	November 6, 2009

First Commonwealth Updates Third Quarter 2009 Financial Results

based upon Subsequent Events

Indiana, PA., November 6, 2009—First Commonwealth Financial Corporation (NYSE: FCF), the holding company for First Commonwealth Bank, today announced that it has updated the previously-announced financial results for the third quarter ended September 30, 2009 to reflect the impact of two events which occurred subsequent to the release of its preliminary financial results on October 22, 2009.

The first event was the announcement by a bank with securities in two of the pooled trust preferred collateralized debt obligations held by First Commonwealth that it intends to defer interest payment on its trust preferred securities beginning in the fourth quarter of 2009. This deferral resulted in $2.0 million of additional other-than-temporary impairment charges for the quarter ended September 30, 2009.

The second event was the receipt of updated financial information and projections from a commercial real estate borrower that prompted management to downgrade the relationship, which resulted in a $1.6 million increase in the provision for credit losses for the quarter ended September 30, 2009. The credit remains on accrual status. This borrower is also a party to an interest rate swap transaction with First Commonwealth, and the downgrade of the credit relationship resulted in a charge of $770 thousand for credit risk relating to the interest rate swap. This charge for the quarter reduced the “other operating income” line of the income statement.

The cumulative effect of these events increased the net loss for the third quarter and nine months ended September 30, 2009 to $5.9 million and $22.8 million, respectively, or ($0.07) and ($0.27) per diluted share. The allowance for credit losses increased to $90.5 million at September 30, 2009, or 2.00% as a percentage of average loans outstanding.

For additional information, refer to First Commonwealth Financial Corporation’s Form 10-Q for the quarterly period ended September 30, 2009, filed today with the Securities and Exchange Commission.

About First Commonwealth Financial Corporation

First Commonwealth Financial Corporation is a $6.5 billion bank holding company headquartered in Indiana, Pennsylvania. It operates 115 retail branch offices in 15 counties in western and central Pennsylvania through First Commonwealth Bank, a Pennsylvania chartered bank and trust company. Financial services and insurance products are also provided through First Commonwealth Insurance Agency and First Commonwealth Financial Advisors, Inc.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the adequacy of First Commonwealth’s allowance for credit losses, liquidity and capital; and expected future cash flows from investments in trust preferred collateralized debt obligations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Forward-looking statements describe First Commonwealth’s future plans, strategies and expectations. These plans, strategies and expectations are based on assumptions and involve risks and uncertainties, many of which are beyond the control of First Commonwealth and which may cause actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. Such risks and uncertainties include, among other things:

•	Deepened or prolonged weakness in economic and business conditions, nationally and in First Commonwealth’s market areas, which could increase credit-related losses and expenses and limit growth;
•	Further declines in the market value of investment securities that are considered to be other-than-temporary, which would negatively impact First Commonwealth’s earnings and capital levels;
•	Increases in defaults by borrowers and other delinquencies, which could result in an increased provision for credit losses on loans and related expenses;
•

Reduced wholesale funding capacity or higher borrowing costs due to capital constraints at the Federal Home Loan Bank, which would reduce First Commonwealth’s liquidity and negatively impact earnings and net interest margin;

•	Fluctuations in interest rates and market prices, which could reduce net interest margin and asset valuations and increase expenses;
•

Changes in legislative or regulatory requirements applicable to First Commonwealth and its subsidiaries, which could increase costs, limit certain operations and adversely affect results of operations; and

•	Other risks and uncertainties described in First Commonwealth’s reports filed with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K.

Forward-looking statements speak only as of the date on which they are made. First Commonwealth undertakes no obligation to update any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONTACT: First Commonwealth Financial Corporation

    Investor Relations: Donald A. Lawry, Vice President 724-349-7220

    Media: Susie Barbour, Communications & Media Relations Supervisor 724-463-5618

FIRST COMMONWEALTH FINANCIAL CORPORATION

CONSOLIDATED SELECTED FINANCIAL DATA

(dollars in thousands, except share data)

	For the Quarter Ended					For the Nine Months Ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	September 30, 2009	September 30, 2008
Interest Income
Interest and fees on loans	$57,085	$57,793	$58,275	$64,580	$62,285	$173,153	$186,966
Interest and dividends on investments:
Taxable interest	12,406	13,177	13,708	14,434	15,013	39,291	46,122
Interest exempt from Federal income taxes	2,540	2,660	2,894	3,025	3,176	8,094	10,118
Dividends	31	89	63	389	663	183	1,950
Interest on Federal funds sold	0	0	0	0	0	0	2
Interest on bank deposits	1	1	1	1	2	3	9

Total interest income	72,063	73,720	74,941	82,429	81,139	220,724	245,167

Interest Expense
Interest on deposits	17,014	17,874	19,576	22,045	23,069	54,464	79,472
Interest on short-term borrowings	947	1,133	1,347	2,238	4,634	3,427	12,590

Interest on subordinated debentures	1,447	1,559	1,766	1,908	1,870	4,772	5,659
Interest on other long-term debt	1,672	1,666	1,653	3,582	3,639	4,991	11,504

Total interest on long-term debt	3,119	3,225	3,419	5,490	5,509	9,763	17,163

Total interest expense	21,080	22,232	24,342	29,773	33,212	67,654	109,225

Net Interest Income	50,983	51,488	50,599	52,656	47,927	153,070	135,942
Provision for credit losses	23,020	48,248	8,242	10,642	3,913	79,510	12,453

Net Interest Income after provision for credit losses	27,963	3,240	42,357	42,014	44,014	73,560	123,489

Non-Interest Income
Impairment losses on securities	(25,473)	(14,421)	(28,589)	(3,850)	(8,619)	(68,483)	(9,161)
Noncredit-related losses on securities not expected to be sold (recognized in other comprehensive income) (a)	13,570	5,660	18,723	0	0	37,953	0

Net impairment losses	(11,903)	(8,761)	(9,866)	(3,850)	(8,619)	(30,530)	(9,161)

Net securities gains	44	56	24	15	910	124	1,502
Trust income	1,366	1,151	1,087	1,125	1,444	3,604	4,514
Service charges on deposit accounts	4,555	4,406	3,837	4,555	4,792	12,798	14,003
Insurance and retail brokerage commissions	2,068	1,756	1,616	1,236	1,390	5,440	4,061
Income from bank owned life insurance	1,078	1,034	1,138	1,155	1,435	3,250	4,368
Card related interchange income	2,224	2,138	1,896	1,956	1,950	6,258	5,653
Other operating income	1,569	4,935	3,008	3,820	2,972	9,512	7,879

Total non-interest income	1,001	6,715	2,740	10,012	6,274	10,456	32,819

Non-Interest Expense
Salaries and employee benefits	21,405	21,081	22,500	21,658	21,091	64,986	61,849
Net occupancy expense	3,263	3,528	4,000	3,807	3,613	10,791	11,248
Furniture and equipment expense	3,121	2,977	2,975	2,845	2,995	9,073	9,131
Data processing expense	1,136	1,165	1,132	1,161	1,075	3,433	3,122
Pennsylvania shares tax expense	1,310	1,312	1,331	1,357	1,342	3,953	3,952
Intangible amortization	684	743	743	743	802	2,170	2,465
FDIC insurance	2,046	4,863	1,521	182	179	8,430	427
Other operating expenses	8,980	9,666	9,146	10,124	7,900	27,792	24,544

Total non-interest expense	41,945	45,335	43,348	41,877	38,997	130,628	116,738

(Loss) Income before income taxes	(12,981)	(35,380)	1,749	10,149	11,291	(46,612)	39,570
Income tax (benefit) provision	(7,120)	(16,761)	62	1,260	1,127	(23,819)	5,372

Net (Loss) Income	$(5,861)	$(18,619)	$1,687	$8,889	$10,164	$(22,793)	$34,198

Average Shares Outstanding	84,594,952	84,559,889	84,521,266	80,076,383	72,715,709	84,558,972	72,597,977
Average Shares Outstanding Assuming Dilution	84,597,649	84,597,997	84,582,545	80,179,260	72,817,216	84,592,785	72,704,279
Per Share Data:
Basic Earnings Per Share	$(0.07)	$(0.22)	$0.02	$0.11	$0.14	$(0.27)	$0.47
Diluted Earnings Per Share	$(0.07)	$(0.22)	$0.02	$0.11	$0.14	$(0.27)	$0.47
Cash Dividends Declared per Common Share	$0.03	$0.00	$0.12	$0.17	$0.17	$0.15	$0.51

(a)	In accordance with the early adoption of Financial Accounting Standards Board Accounting Standards Codification 320-10-65, Transition Related to FSP FAS 115-2 and FAS 124-2, Recognition and Presentation of Other-than-Temporary Impairments, as of January 1, 2009, prior period net impairment losses are not restated; but rather reflect both credit and non-credit related impairment.

FIRST COMMONWEALTH FINANCIAL CORPORATION

CONSOLIDATED SELECTED FINANCIAL DATA

(dollars in thousands, except share data)

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Assets
Cash and due from banks	$79,694	$84,346	$93,259	$88,277	$93,327
Interest-bearing bank deposits	332	961	392	289	267
Securities available for sale, at market value	1,231,015	1,264,685	1,271,925	1,349,920	1,349,561
Securities held to maturity, at amortized cost, (Market value $42,466 at September 30, 2009 and $50,558 at December 31, 2008)	41,397	44,398	46,433	50,840	56,839
Other Investments	51,431	51,431	51,431	51,431	52,967
Loans:
Portfolio loans, net of unearned income	4,649,034	4,536,771	4,457,358	4,418,377	4,184,600
Allowance for credit losses	(90,466)	(83,056)	(41,549)	(52,759)	(45,482)

Net loans	4,558,568	4,453,715	4,415,809	4,365,618	4,139,118
Premises and equipment, net	72,074	72,379	73,376	72,636	71,141
Other real estate owned	24,138	25,565	25,936	3,262	3,718
Goodwill	159,956	159,956	159,956	159,956	159,956
Amortizing intangibles, net	8,063	8,747	9,490	10,233	10,976
Other assets	284,771	282,814	274,567	273,418	265,920

Total assets	$6,511,439	$6,448,997	$6,422,574	$6,425,880	$6,203,790

Liabilities
Deposits (all domestic):
Noninterest-bearing	$599,842	$592,219	$573,573	$566,845	$564,443
Interest-bearing demand deposits	93,062	99,281	90,217	97,011	101,955
Savings deposits	2,133,203	2,045,970	1,850,809	1,773,843	1,703,804
Time deposits	1,670,930	1,748,420	1,803,829	1,842,644	1,890,928

Total interest-bearing	3,897,195	3,893,671	3,744,855	3,713,498	3,696,687

Total deposits	4,497,037	4,485,890	4,318,428	4,280,343	4,261,130

Short-term borrowings	1,043,447	998,259	1,111,220	1,139,737	875,424
Other liabilities	42,276	44,866	56,255	63,778	43,385

Subordinated debentures	105,750	105,750	105,750	105,750	105,750
Other long-term debt	179,784	180,922	183,421	183,493	386,288

Total long-term debt	285,534	286,672	289,171	289,243	492,038

Total liabilities	5,868,294	5,815,687	5,775,074	5,773,101	5,671,977

Shareholders’ Equity
Preferred stock, $1 par value per share, 3,000,000 shares authorized, none issued	0	0	0	0	0
Common stock, $1 par value per share, 200,000,000 shares authorized; 86,600,431 shares issued and 85,056,516 shares outstanding at September 30, 2009; 86,600,431 shares issued and 85,050,744 shares outstanding at December 31, 2008	86,600	86,600	86,600	86,600	75,100
Additional paid-in capital	302,418	302,602	302,862	303,008	205,953
Retained earnings	278,695	287,092	305,712	309,947	315,404
Accumulated other comprehensive loss, net	(762)	(18,618)	(22,763)	(21,269)	(38,133)
Treasury stock (1,543,915 and 1,549,687 shares at September 30, 2009 and December 31, 2008, respectively, at cost)	(17,706)	(17,766)	(17,811)	(17,907)	(18,411)
Unearned ESOP shares	(6,100)	(6,600)	(7,100)	(7,600)	(8,100)

Total shareholders’ equity	643,145	633,310	647,500	652,779	531,813

Total liabilities and shareholders’ equity	$6,511,439	$6,448,997	$6,422,574	$6,425,880	$6,203,790

Book value per share	$7.56	$7.45	$7.61	$7.68	$7.23
Market value per share	$5.68	$6.34	$8.87	$12.38	$13.47

FIRST COMMONWEALTH FINANCIAL CORPORATION

CONSOLIDATED SELECTED FINANCIAL DATA

	Loans by Categories (dollars in thousands)
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Commercial, financial, agricultural and other	$1,265,546	$1,233,131	$1,259,498	$1,272,014	$1,148,601
Real estate - construction	347,805	476,762	449,771	464,806	382,225
Real estate - residential	1,226,519	1,223,690	1,199,472	1,210,985	1,223,611
Real estate - commercial	1,259,063	1,075,659	1,047,331	974,772	938,044
Loans to individuals	550,101	527,529	501,286	495,800	492,119

Total loans and leases, net of unearned income	$4,649,034	$4,536,771	$4,457,358	$4,418,377	$4,184,600

The amount reflected in “Real estate-construction” as of June 30, 2009 includes $50.6 million in respect of loans that were previously classified as “Commercial, financial, agricultural and other”, “Real estate-residential” and “Real estate-commercial”. Amounts for prior periods have been adjusted to reflect the effect of this reclassification.

FIRST COMMONWEALTH FINANCIAL CORPORATION

CONSOLIDATED SELECTED FINANCIAL DATA

Quarter To Date Average Balance Sheets and Net Interest Analysis at September 30,

(dollars in thousands)

	2009			2008
	Average Balance	Income/ Expense	Yield or Rate (a)	Average Balance	Income/ Expense	Yield or Rate (a)
Assets
Interest-earning assets:
Interest-bearing deposits with banks	$461	$1	1.04%	$355	$2	1.94%
Tax-free investment securities	228,271	2,540	6.79%	279,792	3,176	6.95%
Taxable investment securities	1,097,915	12,437	4.49%	1,246,144	15,676	5.01%
Federal funds sold	0	0	0.00%	48	0	1.90%
Loans, net of unearned income (b)(c)	4,600,016	57,085	5.07%	4,149,186	62,285	6.11%

Total interest-earning assets	5,926,663	72,063	5.03%	5,675,525	81,139	5.91%

Noninterest-earning assets:
Cash	78,497			80,393
Allowance for credit losses	(82,698)			(44,621)
Other assets	562,452			512,996

Total noninterest-earning assets	558,251			548,768

Total Assets	$6,484,914			$6,224,293

Liabilities and Shareholders’ Equity
Interest-bearing liabilities:
Interest-bearing demand deposits (d)	$603,830	$388	0.25%	$623,686	$1,225	0.78%
Savings deposits (d)	1,601,898	4,421	1.10%	1,165,568	4,348	1.48%
Time deposits	1,707,787	12,205	2.84%	1,938,709	17,496	3.59%
Short-term borrowings	996,416	947	0.38%	858,165	4,634	2.15%
Long-term debt	286,427	3,119	4.32%	495,170	5,509	4.43%

Total interest-bearing liabilities	5,196,358	21,080	1.61%	5,081,298	33,212	2.60%

Noninterest-bearing liabilities and capital:
Noninterest-bearing demand deposits (d)	599,606			558,373
Other liabilities	40,149			36,527
Shareholders’ equity	648,801			548,095

Total noninterest-bearing funding sources	1,288,556			1,142,995

Total Liabilities and Shareholders’ Equity	$6,484,914			$6,224,293

Net Interest Income and Net Yield on Interest-Earning Assets		$50,983	3.62%		$47,927	3.58%

(a)	Yields on interest-earning assets have been computed on a tax equivalent basis using the 35% Federal income tax statutory rate.
(b)	Income on nonaccrual loans is accounted for on the cash basis, and the loan balances are included in interest-earning assets.
(c)	Loan income includes loan fees.
(d)	Average balances do not include reallocations from noninterest-bearing demand deposits and interest-bearing demand deposits into savings deposits which were made for regulatory purposes.

FIRST COMMONWEALTH FINANCIAL CORPORATION

CONSOLIDATED SELECTED FINANCIAL DATA

Year To Date Average Balance Sheets and Net Interest Analysis at September 30,

(dollars in thousands)

	2009			2008
	Average Balance	Income/ Expense	Yield or Rate (a)	Average Balance	Income/ Expense	Yield or Rate (a)
Assets
Interest-earning assets:
Interest-bearing deposits with banks	$679	$3	0.60%	$416	$9	2.74%
Tax-free investment securities	241,709	8,094	6.89%	300,125	10,118	6.93%
Taxable investment securities	1,120,002	39,474	4.71%	1,300,267	48,072	4.94%
Federal funds sold	0	0	0.00%	125	2	2.49%
Loans, net of unearned income (b)(c)	4,524,567	173,153	5.26%	4,011,476	186,966	6.37%

Total interest-earning assets	5,886,957	220,724	5.22%	5,612,409	245,167	6.07%

Noninterest-earning assets:
Cash	75,994			76,386
Allowance for credit losses	(59,817)			(43,003)
Other assets	548,766			499,632

Total noninterest-earning assets	564,943			533,015

Total Assets	$6,451,900			$6,145,424

Liabilities and Shareholders’ Equity
Interest-bearing liabilities:
Interest-bearing demand deposits (d)	$600,229	$1,367	0.30%	$602,340	$4,213	0.93%
Savings deposits (d)	1,450,336	12,715	1.17%	1,128,539	13,845	1.64%
Time deposits	1,766,375	40,382	3.06%	2,043,109	61,414	4.02%
Short-term borrowings	1,065,530	3,427	0.43%	709,586	12,590	2.37%
Long-term debt	288,221	9,763	4.53%	521,543	17,163	4.40%

Total interest-bearing liabilities	5,170,691	67,654	1.75%	5,005,117	109,225	2.91%

Noninterest-bearing liabilities and capital:
Noninterest-bearing demand deposits (d)	582,952			536,837
Other liabilities	41,766			36,201
Shareholders’ equity	656,491			567,269

Total noninterest-bearing funding sources	1,281,209			1,140,307

Total Liabilities and Shareholders’ Equity	$6,451,900			$6,145,424

Net Interest Income and Net Yield on Interest-Earning Assets		$153,070	3.69%		$135,942	3.47%

(a)	Yields on interest-earning assets have been computed on a tax equivalent basis using the 35% Federal income tax statutory rate.
(b)	Income on nonaccrual loans is accounted for on the cash basis, and the loan balances are included in interest-earning assets.
(c)	Loan income includes loan fees.
(d)	Average balances do not include reallocations from noninterest-bearing demand deposits and interest-bearing demand deposits into savings deposits which were made for regulatory purposes.

FIRST COMMONWEALTH FINANCIAL CORPORATION

CONSOLIDATED SELECTED FINANCIAL DATA

Asset Quality Data

(dollars in thousands)

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008

Loans on non-accrual basis	$133,200	$81,285	$29,049	$55,922	$49,692
Troubled debt restructured loans	627	637	128	132	135

Total nonperforming loans	$133,827	$81,922	$29,177	$56,054	$49,827
Non-accrual securities at market value	$3,503	$530	$0	$0	$0
Loans past due in excess of 90 days and still accruing	$14,369	$14,978	$17,532	$16,189	$13,719
Loans outstanding at end of period	$4,649,034	$4,536,771	$4,457,358	$4,418,377	$4,184,600
Average loans outstanding	$4,524,567	$4,486,216	$4,460,337	$4,084,506	$4,011,476
Allowance for credit losses	$90,466	$83,056	$41,549	$52,759	$45,482
Nonperforming loans as a percentage of total loans	2.88%	1.81%	0.65%	1.27%	1.19%
Provision for credit losses (Year To Date)	$79,510	$56,490	$8,242	$23,095	$12,453
Net credit losses (Year To Date)	$41,803	$26,193	$19,451	$12,732	$9,367
Net credit losses as a percentage of average loans outstanding (annualized)	1.24%	1.18%	1.77%	0.31%	0.31%
Allowance for credit losses as a percentage of average loans outstanding	2.00%	1.85%	0.93%	1.29%	1.13%
Allowance for credit losses as a percentage of nonperforming loans	67.60%	101.38%	142.40%	94.12%	91.28%
Other real estate owned	$24,138	$25,565	$25,936	$3,262	$3,718

Profitability Ratios (dollars in thousands)
	For the Quarter Ended					For the Nine Months Ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	September 30, 2009	September 30, 2008
Return on average assets	-0.36%	-1.16%	0.11%	0.56%	0.65%	-0.47%	0.74%
Return on average equity	-3.58%	-11.34%	1.03%	5.79%	7.38%	-4.64%	8.05%
Net interest margin (a)	3.62%	3.73%	3.72%	3.87%	3.58%	3.69%	3.47%
Efficiency ratio (b)	62.66%	64.71%	65.29%	60.10%	59.07%	64.23%	65.33%
Fully tax equivalent adjustment	$3,052	$3,091	$3,185	$3,166	$3,202	$9,328	$9,928

(a)	Net interest margin has been computed on a tax equivalent basis using the 35% Federal income tax statutory rate.
(b)	Efficiency ratio is “total non-interest expense” as a percentage of total revenue.
Total revenue consists of “net interest income, on a fully tax-equivalent basis,” plus “total non-interest income,” excluding “net impairment losses.”

FIRST COMMONWEALTH FINANCIAL CORPORATION

CONSOLIDATED SELECTED FINANCIAL DATA

Pooled Trust Preferred Security Detail

(dollars in thousands)

Deal	Class	Book Value	Fair Value	Unrealized Gain (Loss)	Moody’s/Fitch Ratings	Number of Banks	Deferrals and Defaults as a % of Current Collateral	Excess Subordination as a % of Current Performing Collateral
Pre TSL I	Senior	$3,681	$3,203	$(478)	A1/A	32	19.46%	83.66%
Pre TSL IV	Mezzanine	1,830	692	(1,138)	Ca/B	6	27.07%	19.33%
Pre TSL V	Mezzanine	456	174	(282)	Ba3/A	4	65.87%	0.00%
Pre TSL VI	Mezzanine	340	166	(174)	Caa1/CCC	5	61.35%	0.00%
Pre TSL VII	Mezzanine	5,591	1,975	(3,616)	Ca/CC	20	57.26%	0.00%
Pre TSL VIII	Mezzanine	2,025	423	(1,602)	Ca/CC	36	42.84%	0.00%
Pre TSL IX	Mezzanine	2,423	955	(1,468)	Ca/CC	49	26.33%	0.00%
Pre TSL X	Mezzanine	1,918	408	(1,510)	Ca/CC	58	37.22%	0.00%
Pre TSL XII	Mezzanine	7,809	2,671	(5,138)	Ca/CC	78	24.05%	0.00%
Pre TSL XIII	Mezzanine	14,598	5,229	(9,369)	Ca/CC	65	17.79%	0.00%
Pre TSL XIV	Mezzanine	15,690	6,066	(9,624)	Ca/CC	64	15.08%	0.00%
MMCap I	Senior	8,731	7,182	(1,549)	A3/A	29	9.15%	93.00%
MMCap I	Mezzanine	1,058	523	(535)	Ca/CCC	29	9.15%	4.65%
MM Comm IX	Mezzanine	9,132	3,962	(5,170)	Caa3/CC	34	37.03%	0.00%

Total		$75,282	$33,629	$(41,653)

FIRST COMMONWEALTH FINANCIAL CORPORATION

CONSOLIDATED SELECTED FINANCIAL DATA

Commercial Portfolio Loans

Original Balance $1 Million and Greater

(dollars in thousands)

	Commercial, Financial Agricultural and Other	Real Estate Construction	Real Estate Commercial	Total	Loans Past Due 90 Days and Still Accruing	Nonaccrual
Pennsylvania	$795,935	$170,395	$779,590	$1,745,920	$0	$31,065
Ohio	59,277	11,893	20,656	91,826	0	3,004
Maryland	47,075	0	5,196	52,271	0	1,982
West Virginia	40,505	5,836	34,667	81,008	0	0
Virginia	27,274	0	0	27,274	0	0
New York	3,762	7,342	24,902	36,006	0	0
Florida	20,390	73,637	1,857	95,884	0	61,638
Arizona	0	0	13,883	13,883	0	0
Other	41,005	72,425	31,570	145,000	0	18,065

Total	$1,035,223	$341,528	$912,321	$2,289,072	$0	$115,754